FORM 8-K 1
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                                  UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                 AMENDMENT NO.1
                                       TO
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   February 6, 2002
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)


           WYOMING                     0-29651              06-15763-91
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  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation              File Number)        Identification No.)


    70 ESSEX STREET, MYSTIC, CONNECTICUT                       06355
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   (Address of principal executive offices)                  (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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                                                                     FORM 8-K 2
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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On January 22, 2002 the Registrant announced that World Vacations, Incorporated has contracted to use USVO's Zmail and mediaClix(TM) services for a promotional campaign targeted to the travel and tourism markets.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News Release dated January 22, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  USA  VIDEO  INTERACTIVE  CORP.

Date  :     February  6,  2002          By  :     /s/  Anton  J.  Drescher
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                                                  ANTON  J.  DRESCHER,
                                                  CORPORATE  SECRETARY


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                                                                     FORM 8-K 3
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USVO
USA VIDEO INTERACTIVE CORP
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WORLD VACATIONS, INC. CONTRACTS WITH USVO TO USE ZMAIL AND MEDIACLIX  TO ADVANCE
ITS  INTERNET  TRAVEL  SERVICES.


MYSTIC, CONNECTICUT, JANUARY 22, 2002 - USA Video Interactive Corporation (OTCBB: USVO; CDNX: US; BSE/Frankfurt: USF; http://www.usvo.com) announced today
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that  World  Vacations,  Incorporated  has  contracted  to  use USVO's Zmail and
mediaClix(TM) services for a promotional campaign targeted to the travel and tourism markets.

With the signing of this contract, World Vacations, Inc. became USVO's first Latin American client, signaling USVO's entry into a priority geographical market for the expansion of USVO's StreamHQ(TM) services.

Founded in 1995, World Vacations, Inc. specializes in web-based vacation marketing. Through its joint venture with Qualycon www.qualycon.net World
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Vacations,  Inc. offers access to Qualycon's unique online real-time reservation system. Qualycon operates the largest web based vacation reservation system in Latin America, featuring relationships with more than 2900 top resorts, hotels, and condominiums worldwide.

"Our on-line vacation services are already experiencing tremendous growth," said World Vacations, Inc. President Rooney Castellon. "With the launch of our Zmail and mediaClix(TM) promotions we expect to accelerate our growth even further, and create new and innovative value for our business model."
"Our contract with World Vacations, Inc. moves USVO's media services into important vacation and tourism markets," said Daniel E. Kinnaman, USVO's Senior Vice President of Sales & Marketing. "World Vacations, Inc.'s adoption of Zmail and mediaClix is another indication of the versatile value of these technologies in multiple markets around the globe."

ABOUT  WORLD  VACATIONS,  INC.
Founded in 1995, World Vacations Inc. specializes in vacation, tourism, and time-share marketing. Through its joint venture with Qualycon, World Vacations, Inc. offers a sophisticated web-based model for vacation club membership to a worldwide audience. With more than 15,000 members already enrolled, and with global relationships including more than 2900 resorts, hotels, and condominiums providing members with on-line air line reservations, car rental services, cruises, and entertainment attractions at preferred pricing, World Vacations, Inc. is in the forefront of Internet innovations servicing the travel industry in Latin America and worldwide.


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                                                                     FORM 8-K 4
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ABOUT  USA  VIDEO  INTERACTIVE  CORPORATION
USVO (OTCBB: USVO; CDNX: US; BSE/Frankfurt: USF) is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added content delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of the available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality content delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. StreamHQ(TM) encompasses a range of end-to-end services from source to viewing, including content production, content encoding, asset management and protection, media and application hosting, multi-mode content distribution, and transaction data capture and reporting. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
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USA Video Interactive Corporate Headquarters Office: 70 Essex Street; Mystic, CT
06355; (800) 625-2200; (860) 572-1560.  Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin Stock
Exchange: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
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This  press  release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.


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